UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

AGILYSYS, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1

____________________________________________________

PROXY STATEMENT SUPPLEMENT
2017 ANNUAL MEETING OF SHAREHOLDERS
August 16, 2017
____________________________________________________
The following supplement relates to the Proxy Statement of Agilysys, Inc. (“Agilysys,” the “Company,” “we,” “our,” or “us”), dated July 18, 2017, which was provided to shareholders of the Company in connection with the solicitation by the board of directors of the Company of proxies for the 2017 Annual Meeting of Shareholders and any adjournments or postponements thereof (the “2017 Annual Meeting”). The Annual Meeting will be held on August 16, 2017, at 8:00 a.m., local time, at the Company’s offices at 5383 Hollister Avenue, Suite 120, Santa Barbara, California 93111. All capitalized terms used in this Proxy Statement Supplement (the “Supplement”) and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.
The purpose of this Supplement is to add a new proposal to the original Proxy Statement. In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission (the “SEC”), the Company is providing shareholders a non-binding advisory vote to recommend the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers. At the 2011 Annual Meeting of Shareholders, our shareholders advised us of their preference for the Company to hold non-binding advisory votes on executive compensation on an annual basis and since that time, the Board authorized the non-binding advisory vote on executive compensation to be held on an annual basis. The next non-binding advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting on Wednesday, August 16, 2017. This Supplement adds the new Proposal 4 to the Proxy Statement and adds Proposal 4 to the proxy card. Except as updated or supplemented by this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote at the 2017 Annual Meeting of Shareholders.
Changes to Proxy Statement
The following shall be added after Proposal 3 in the Proxy Statement:
PROPOSAL 4
ADVISORY VOTE REGARDING FREQUENCY OF
ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION
In addition to providing shareholders an advisory vote on executive compensation, the Dodd-Frank Act and SEC rules require us to allow our shareholders to vote to indicate, on a non-binding, advisory basis, how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, such as Proposal 2 included in the Proxy Statement. In voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two, or three years, or may choose to abstain from voting.
After careful consideration, our Board determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative and therefore recommends that you vote for a one-year interval for the advisory vote on executive compensation. In determining its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation philosophy, objectives, and practices as disclosed in the Proxy Statement every year. Additionally, an annual vote will allow the Compensation Committee to consider, on a timely basis, concerns of our shareholders, and to consider the different views of shareholders as to what is the best approach for the Company, that might be indicated from the results of the advisory vote on executive compensation.
Shareholders are not voting to approve or disapprove the Board’s recommendation. Rather, the proxy card provides shareholders with four choices with respect to Proposal 4. Please mark your proxy card to indicate your preferred voting frequency by choosing the option of one year, two years, or three years, or you may abstain from voting on Proposal 4. When this non-binding advisory vote was last held in 2011, shareholders indicated a preference to hold the advisory vote on executive compensation every year, and the Board implemented this standard.

The option of one year, two years, or three years that receives the highest number of votes cast by shareholders present in person or represented by proxy and entitled to vote will be the frequency for the advisory vote on executive compensation selected by shareholders. Abstentions and broker non-votes will have no effect on Proposal 4. This vote is advisory and not binding on the Company, the Board, or the Compensation Committee in any way, and the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE OPTION OF ONCE EVERY YEAR AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION PURSUANT TO SEC RULES. PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED FOR THE OPTION OF ONCE EVERY YEAR FOR PROPOSAL 4 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

Agilysys

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 am Eastern Time on August 16, 2017.

Vote by Internet

- Go to **www.investorvote.com/AGYS**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposals 2 and 3 and for a ONE-YEAR frequency in Proposal 4.

If cumulative voting is in effect, the Proxy holders intend to cumulate votes for the election of all or any one or more of the Board of Directors' nominees listed below. THIS PROXY CARD GIVES THE PROXY HOLDERS FULL DISCRETIONARY AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG THE NOMINEES LISTED BELOW, UNLESS AUTHORITY TO VOTE FOR ANY OF THEM IS WITHHELD, IN WHICH CASE NO VOTES REPRESENTED BY THIS PROXY CARD WILL BE CAST FOR ANY DIRECTOR FOR WHOM AUTHORITY TO VOTE IS SO WITHHELD.

1. The election of seven members of the Board of Directors to hold office for a one-year term expiring at the 2018 Annual Meeting.

01 – Donald A. Colvin 02 – Jerry Jones 03 – Michael A. Kaufman 04 – Melvin L. Keating 05 – Keith M. Kolerus 06 – John Mutch 07 – Ramesh Srinivasan

☐ **Mark here to WITHHOLD vote from all nominees.**

☐ **Mark here to vote FOR all nominees.**

☐ **For All Nominees EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the numbered box(es) to the right corresponding to the director(s) listed above.

01	02	03	04	05	06	07
☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. Approval, on a non-binding advisory basis, of the compensation of our named executive officers set forth in the attached Proxy Statement.	☐	☐	☐
3. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Approval, on a non-binding advisory basis, of the frequency of non-binding advisory votes on executive compensation:	☐	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

02NM1A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Card — Agilysys, Inc. — Annual Meeting of Shareholders — August 16, 2017

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Ramesh Srinivasan, Keith M. Kolerus and Kyle C. Badger, and each of them, as proxy holders and attorneys, with full power of substitution, to appear and vote all of the Common Shares of Agilysys, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of Agilysys, to be held on Wednesday, August 16, 2017 at Agilysys' offices at 5383 Hollister Ave, Suite 120, Santa Barbara, California 93111 at 8:00 a.m., local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given.

When properly executed, this proxy will be voted in the manner directed by the signed shareholder(s); if no direction is made, this proxy will be voted FOR all nominees in proposal 1, FOR proposals 2 and 3 and for a ONE-YEAR frequency in proposal 4.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be held on August 16, 2017: The Notice of Annual Meeting of Shareholders and Proxy Statement are available on our website at www.agilysys.com.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears above. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such; and if signing for a corporation, please give your title. When shares are in the names of more than one person, each must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.